SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K/A
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-52356






                          Date of Report: March 4, 2008


                        SEAWAY VALLEY CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             20-5996486
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(State of other jurisdiction of                                  (IRS Employer
incorporation or organization                                Identification No.)

10-18 Park Street, 2nd Floor, Gouverneur, NY                            13642
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(Address of principal executive offices)                             (Zip Code)


                                 (315) 287-1122
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]

As used herein, the term "Company," "we," and "our," refers to Seaway Valley Capital Corporation, a Delaware corporation and its subsidiaries, unless otherwise noted.

                      MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY'S PLANS, GOALS, COMPETITIVE AND INDUSTRY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND IMPORTANT FACTORS DESCRIBED IN THIS FORM 8-K FOR SEAWAY VALLEY CAPITAL CORPORATION, INCLUDING, BUT NOT LIMITED TO "THE FACTORS THAT MAY AFFECT FUTURE RESULTS" SHOWN AS ITEM 1A. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES OR ADVERSELY IMPACT THE PRICING OF THESE PRODUCTS AND SERVICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 10-KSB OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.


ITEM 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On March 4, 2008, Seaway Valley Capital Corporation and its wholly owned subsidiaries, WiseBuys Stores, Inc. and Patrick Hackett Hardware Company
(collectively "Seaway" or the "Company"), consummated a five million dollar ($5,000,000) credit and security agreement with Wells Fargo Bank, National
Association, acting through its Wells Fargo Business Credit operating division (the "Line of Credit"). The funds available under Line of Credit are based on the Company's current inventory with adjustments based items such accounts payable. The term of the Line of Credit is three years. The interest rate on the Line of Credit is equal to the sum of the Wells Fargo prime rate plus one and one-quarter percent (1.25%), which interest rate shall change when and as the Wells Fargo prime rate changes. These funds will be used for general working capital at the Company.

On March 4, 2008, Community Bank, N.A. (the "Bank") entered into an agreement (the "Assignment Agreement") with YA Global Investments, LP, a Cayman Island exempt limited partnership ("YA Global") whereby the Bank assigned and YA Global assumed the following debt instruments previously issued by Seaway Valley Capital Corporation:


     (A)  The  Mortgage,  dated  February  14,  2006,  between  Hackett  and the
          Assignor in the amount of Three Hundred and Eighty Thousand Dollars ($380,000) (the "Ogdensburg Mortgage");

     (B) The Mortgage, dated November 6, 2001, between Hackett and the Assignor in the amount of One Hundred Fifty thousand Dollars ($150,000) (the "Canton Mortgage");

     (C) The Commercial Promissory Note (No. C-06-03-008249), dated April 5, 2006, between Hackett and the Assignor in the amount of Two Hundred Fifty Thousand Dollars ($250,000) (the "April Note");

     (D) The Commercial Promissory Note (No. C-06-09-017697), dated September 1, 2006, between Hackett and the Assignor in the amount of One Million Dollars ($1,000,000) (the "September Note"); and

     (E) The Commercial Line of Credit Agreement and Note (No. C-06-03-008243), dated April 5, 2006, between Hackett and the Assignor in the amount of Nine Hundred Fifty Thousand Dollars ($950,000) (the "April Line of Credit" and together with the Ogdensburg Mortgage, the Canton Mortgage, the April Note and the September Note, as herein after jointly referred to as the "Debt Instruments").

The above Debt Instruments represented obligations that became obligations of Seaway Valley Capital Corporation on November 7, 2007 as a result of the Company's completion of the following acquisition transactions as previously reported:

First, and on October 23, 2007, the Company acquired all of the capital stock of WiseBuys Stores, Inc. ("WiseBuys"). As a result, WiseBuys became a wholly-owned subsidiary of the Company and the Company assumed all liabilities, debts, and obligations of WiseBuys (the "WiseBuys Acquisition") through the Company's wholly-owned subsidiary, Seaway Valley Acquisition Corp.

Second and on November 7, 2007, WiseBuys purchased all of the outstanding capital stock of Patrick Hackett Hardware Company, a New York corporation ("Hackett's") in exchange for the Company's payment of a total of cash and promissory notes (the "Hackett's Acquisition"). As a result Hackett's became a wholly owned subsidiary of WiseBuys and WiseBuys and the Company agreed to assume and did assume the responsibility for the payment of all liabilities, debts, and other obligations of Hackett's, including, but not limited to, the Debt Instruments on November 7, 2007.

In completing the Assignment Agreement, the Company entered into an exchange agreement (the "Exchange Agreement") and agreed to exchange $2,249,073 in Community Bank debt for convertible debentures of the same dollar value (the
"Exchange Debentures"). The Exchange Debentures were issued to YA Global and carry an interest rate of 12% and are convertible into shares of the Company at the lesser of $0.01 per share or seventy five percent (75%) of the lowest volume weighted average price during the five (5) trading days immediately preceding the conversion date. As part of this Exchange Agreement, the Company amended three outstanding YA Global convertible debentures to, among other things, match the Exchange Debenture conversion feature. Additionally, the Company issued a cashless-only warrant to YA Global that can be exercised into and up to 134,600,000 shares of the Company's common stock at $0.01 per share. If exercised in part or whole, the Company would receive no consideration for the issuance of any common shares related to this warrant.

The above agreements were consummated because of a belief that the agreements will better allow the Company to implement its business plan and to improve its balance sheet, but there can be no assurance that the Company will successfully achieve these objectives.

ITEM 3.02         SALE OF UNREGISTERED SECURITIES

On March 4, 2008, Seaway Valley Capital Corporation and its wholly owned subsidiaries, WiseBuys Stores, Inc. and Patrick Hackett Hardware Company
(collectively "Seaway" or the "Company"), consummated a five million dollar ($5,000,000) credit and security agreement with Wells Fargo Bank, National
Association, acting through its Wells Fargo Business Credit operating division (the "Line of Credit"). The funds available under Line of Credit are based on the Company's current inventory with adjustments based items such accounts payable. The term of the Line of Credit is three years. The interest rate on the Line of Credit is equal to the sum of the Wells Fargo prime rate plus one and one-quarter percent (1.25%), which interest rate shall change when and as the Wells Fargo prime rate changes. These funds will be used for general working capital at the Company.

Separately on March 4, 2008, the Company was party to the purchase by YA Global of select indebtedness previously issued by Hackett's to Community Bank, National Association. Additionally, upon consummation of the purchase of the Company's Community Bank debts by YA Global, the Company agreed to exchange $2,249,073 in Community Bank debt for convertible debentures of the same dollar value (the "Exchange Debentures"). The Exchange Debentures carry an interest rate of 12% and are convertible into shares of the Company at the lesser of
$0.01 per share or seventy five percent (75%) of the lowest volume weighted average price during the five (5) trading days immediately preceding the conversion date. As part of this exchange transaction, the Company amended three outstanding YA Global convertible debentures (the "Convertible Debentures") to, among other things, match the Exchange Debenture conversion feature. Additionally, the Company issued a cashless-only warrant to YA Global that can be exercised into and up to 134,600,000 shares of the Company's common stock at $0.01 per share (the "Warrants"). If exercised in part or whole, the Company would receive no consideration for the issuance of any common shares related to this warrant.

The Company did not use any underwriter or other third party in connection with the transactions with YA Global and no finders' fees or commissions were paid or incurred by the Company. The Company also did not receive any cash or other consideration in connection with the transactions with YA Global. The Exchange Debentures, the Convertible Debentures, and the Warrants were issued pursuant to a claim of exemption under Section 4(2) of the Securities Act of 1933 in that:
(1) YA Global gave assurances to the Company that it was sophisticated and experienced in financial, business, and investment matters and otherwise able to evaluate the merits and risks associated with the purchase of the Company's securities; (2) the Exchange Debentures, the Convertible Debentures, and the Warrants were issued with restricted securities legends, (3) the Company provided YA Global with full and restricted access to its corporate and financial books and records, (4) the Company provided disclosures to YA Global that were in substance equivalent to that which would be found in a registration statement; (5) the Company made its management available to answer questions from YA Global and to provide answers to all said questions prior to the transactions; and (6) YA Global gave the Company assurances that it was purchasing the Company's securities not with a view toward their distribution.

(A)  Factors That May Affect Future Results

     In General. The purchase of shares of our common stock is very speculative and involves a very high degree of risk. Our business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm.

1)   The market price of our common stock may fluctuate significantly.

     The market price of our common shares may fluctuate significantly in response to factors, some of which are beyond our control, such as: o the announcement of actions taken by our competitors;

     o    quarterly   variations  in  our  and  our   competitors'   results  of
          operations;

     o    changes  in  earnings   estimates  or  recommendations  by  securities
          analysts;

     o    developments in our industry;

     o    general  market  conditions  and  other  factors,   including  factors
          unrelated to our own operating performance;

     o changing regulatory exposure, laws, rules and regulations which may change; and

     o    tax incentives and other changes in the tax code.


     Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2)   Trading of our common stock is limited.

     Our Common Stock is traded only on the OTC Bulletin Board. Trading in our stock has historically been limited and sporadic over any long or extended period of time. This has adversely effected the liquidity of our securities, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities. This too will sharply limit interest by individual and institutional investors.

3) Impact of Issuance of Convertible Debentures, the Exchange Debentures and Warrants.

     As a result of our issuance of the Convertible Debentures, the Exchange Debentures, and the Warrants described in this Form 8-K and in the event that YA Global exercises its rights under these instruments, we will be obligated to substantially increase the number of shares of our Common Stock outstanding at prices which may be significantly lower than the price of our Common Stock in the trading market. In that event, these issuances would significantly reduce the ownership interests of our existing stockholders. While we believe that the agreements that we have entered into with YA Global are prudent and will allow us a better opportunity to implement our business plan, there can be no assurance that the market price of our Common Stock will not decline as a result of the issuance and sale of the significant number of additional shares resulting from the conversion of the debentures or exercise of the Warrants described in this Form 8-K.

4)   Limited Financial Resources and Future Dilution

     We are a small company and we have limited financial resources. While we believe that we have some significant growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. If circumstances allow, we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions.




ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10-a Credit and Security Agreement by and Among Patrick Hackett Hardware Company and WiseBuys Stores, Inc. and Wells Fargo Bank, National Association

10-b Securities Exchange Agreement, Debenture, and Warrant between Seaway Valley
     Capital Corporation and YA Global Investment LP.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



SEAWAY VALLEY CAPITAL CORPORATION



               By:   /s/Thomas W. Scozzafava
                        --------------------------
                        THOMAS W. SCOZZAFAVA
                        Chief Executive Officer
Date:                   March 11, 2008